BALANCE SHEETS (PARENTHETICALS) - USD ($) $ in Millions	Dec. 31, 2016	Dec. 31, 2015
Common stock, par value (in usd per share)	$ 1.00	$ 1.00
Common stock, shares authorized (in shares)	5,000,000	5,000,000
Common stock, shares issued (in shares)	2,500,000	2,500,000
Common stock, shares outstanding (in shares)	2,500,000	2,500,000
Fixed Maturities
Fixed maturities available for sale, amortized cost	$ 1,099	$ 898